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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    CALCASIEU REAL ESTATE AND OIL CO., INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

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                    CALCASIEU REAL ESTATE AND OIL CO., INC.
                              POST OFFICE BOX 899
                        LAKE CHARLES, LOUISIANA  70602



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


     The annual meeting of the stockholders of Calcasieu Real Estate and Oil Co., Inc., (the "Company") will be held at Bank One, Third Floor, One Lakeside Plaza, Lake Charles, Louisiana 70601, April 22, 1999, at 11:00 a.m., to:

1.   Fix the number of directors at nine and elect directors.

2.   Transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on February 26, 1999, are entitled to notice of and to vote at the meeting.

Lake Charles, Louisiana
March 12, 1999



BY ORDER OF THE BOARD OF DIRECTORS


/s/ Charles D. Viccellio                  /s/ Arthur Hollins, III
_______________________________           ___________________________________
Charles D. Viccellio                      Arthur Hollins, III
Vice President & Secretary                President



PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE APPRECIATED.

                    CALCASIEU REAL ESTATE AND OIL CO., INC.
                              POST OFFICE BOX 899
                         LAKE CHARLES, LOUISIANA  70602

                                PROXY STATEMENT

                   ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

                                 APRIL 22, 1999

                                    GENERAL

     The accompanying proxy is solicited on behalf of the Board of Directors of Calcasieu Real Estate and Oil Co., Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held April 22, 1999, at the time and place and for the purposes set forth in accompanying Notice of Meeting. The date of this Proxy Statement is March 12, 1999.

     The shares represented by any proxy in the enclosed form, if it is properly executed and received at or prior to the meeting, will be voted in accordance with the specifications made thereon. Proxies received on which no specification is made will be voted for setting the number of directors at nine and for election as directors the nine nominees named herein. Proxies are revocable by written notice to the Secretary at any time prior to their exercise and will be deemed revoked by attendance and voting at the meeting.

     All expenses of preparing, printing and mailing the proxy and all materials used in solicitation will be borne by the Company. Proxies may also be solicited in person or by telephone or fax by directors, officers and other employees of the Company, none of whom will receive additional compensation for such services. The Company will also request brokerage houses, custodians and nominees to forward these materials to the beneficial owners of the stock held of record by them and pay the reasonable expenses of such persons for forwarding the material.

     Only stockholders of record at the close of business on February 26, 1999, are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding 1,978,752 shares of common stock, each of which is entitled to one vote.

                             ELECTIONS OF DIRECTORS

     The Articles of Incorporation of the company provide that the number of directors shall be not less than five nor more than fifteen. The exact number will be determined by the vote of the stockholders, and a resolution will be offered at the meeting to fix the number of directors at nine.

     Each director will hold office for one year and until his successor is elected and qualified. It is the intention of the persons named in the accompanying proxy to vote in favor of the resolution fixing the number of directors at nine and in favor of the election of the nine nominees named below. If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such person, if any, as may be designated by the Board of Directors. Management has, however, no reason to believe that any nominee will be unavailable.

     At the 1998 annual meeting of shareholders, 1,052,048 shares, or 52.7% of the 1,997,252 shares outstanding, voted. In excess of 98% of the shares cast were voted for election of each nominee for director.

     The information set forth below as to age, principal occupation or employment, and amount and nature of beneficial ownership of common stock of the Company has been furnished by each nominee for election. Unless otherwise indicated, (i) all nominees have been with the same organization in essentially the same position as listed below for the past five years, and (ii) the nominees own, with sole voting and investment power, the shares listed.

     The Company held five Board of Directors meetings during 1998. Directors Reaves, Pruitt, Viccellio, Savoy and Hollins attended 100% of the meetings; Directors Freund, Blake and Alexander attended 80% of the meetings; Director Leach attended 60% of the meetings.

                                                           First
                              Occupation and other        Elected            Shares         Percent of
      Name and Age               Directorships           Director      Beneficially Owned      Class
-------------------------   ------------------------   -------------   ------------------   -----------
Henry Chalkley Alexander    Chairman of the Board,              1979        62,400 (1)(6)         3.15%
 - 63                       Sweetlake Land & Oil
                            Co., Inc. & North
                            American Land Co., Inc.
                            & President of H. G.
                            Chalkley & Sons, Inc.
                            Director of Lacassane
                            Co., Inc.

                                                           First
                              Occupation and other        Elected            Shares         Percent of
      Name and Age               Directorships           Director      Beneficially Owned      Class
-------------------------   ------------------------   -------------   ------------------   -----------
William D. Blake - 66       President of Bel Oil                1966        57,361 (2)(3)         2.90%
                            Corp., Lacassane Co.,
                            Inc., & Howell
                            Industries, Inc.;
                            Director of Bank One &
                            Sweetlake Land & Oil
                            Co., Inc.

Troy A. Freund - 71         Petroleum Geologist,                1984         7,863                 .40%
                            individual proprietor

Arthur Hollins, III - 68    President of Calcasieu              1974        48,477 (3)(4)         2.45%
                            Real Estate & Oil Co.,
                            Inc.; President of Bank
                            One, Southwest
                            Louisiana; President of
                            PBA Properties, Inc.

Laura A. Leach - 59         Secretary-Treasurer and             1996        69,434 (5)(6)         3.51%
                            Director of Sweetlake
                            Land & Oil Co., Inc.
                            and North American Land
                            Co., Inc.; Director of
                            Hibernia Corp. and
                            Lacassane Co., Inc.

Frank O. Pruitt - 70        President of PWK                    1981        18,300 (7)             .92%
                            Timberland Corp.  Prior
                            to `96 he was VP & CEO
                            of King Corp.  Prior to
                            `94 he was an officer
                            and director of Powell
                            Lumber Co.

B. James Reaves, III - 64   Private investor, oil               1986         5,750 (8)             .29%
                            and gas; estate mgmt;
                            Director of Lacassane
                            Co., Inc.

                                                           First
                              Occupation and other        Elected            Shares         Percent of
      Name and Age               Directorships           Director      Beneficially Owned      Class
-------------------------   ------------------------   -------------   ------------------   -----------
Mary Watkins Savoy - 59     Private Investments                 1998           17,158              .87%

Charles D. Viccellio - 65    Partner in Stockwell,              1996           15,450 (3)          .78%
                             Sievert, Viccellio,
                             Clements & Shaddock,
                             L.L.P.

All Directors and                                                             302,193            15.27%
 Officers as a Group (9
 persons)

(1) Includes 11,250 shares owned by corporations of which Mr. Alexander is an officer and director.
(2) Includes 3,450 shares owned by Mr. Blake's wife and 3,825 shares held in trusts for which Mr. Blake or his wife serve as trustee of co-trustee. Includes 550 shares owned by a corporation of which Mr. Blake is a Director. Mr. Blake disclaims ownership of these shares.
(3) Mr. Hollins is President of the Company, Mr. Viccellio is its Vice-President and Secretary and Mr. Blake is also its Vice-President and Treasurer.
(4) Includes 34,238 shares owned by Mr. Hollins' children and former spouse, that Mr. Hollins has power to vote pursuant to an understanding. Mr. Hollins disclaims beneficial ownership of these shares.
(5) Includes 11,250 shares owned by corporations of which Mrs. Leach is an officer and director.
(6)  Mr. Alexander and Mrs. Leach are brother and sister.
(7) Includes 2,900 shares owned by Mr. Pruitt's wife and 1450 shares owned by a trust of which Mr. Pruitt's wife is trustee. Mr. Pruitt disclaims ownership of these shares.
(8) Includes 1,000 shares owned by B. James Reaves Trust, B. James Reaves, III, Trustee and 1,000 shares owned by Elizabeth A. Reaves Trust, Caroline C. Reaves, Trustee. Mr. Reaves disclaims ownership of these shares.

                      REMUNERATION AND OTHER TRANSACTIONS

Remuneration

     No director or officer of the Company received remuneration from the Company in excess of $12,900 for the year ended December 31, 1998. The total 1998 cash and cash equivalent remuneration to all directors and officers of the Company as a group was $33,300.

Other transactions

     Arthur Hollins, III, President and a director of the Company was the President and Chairman of the Board of the First National Bank of Lake Charles (the "Bank") and is President of Bank One, Southwest Louisiana. Mr. Blake, an officer and director of the Company was a director of First National Bank and is a director of Bank One, Southwest Louisiana. The Company deposits all receipts into an interest-bearing money market account at First National Bank and Bank One which acquired First National Bank. The largest total outstanding amount on deposit was $762,152 as of November 18, 1998. The balance for all accounts at Bank One as of December 31, 1998, was $77,581. The rates paid on these deposits were the same as those paid to other customers on similar deposits at similar times.

     Calcasieu Real Estate and Oil Co., Inc. owns an undivided 1/6th in approximately 34,000 acres known as Walker Louisiana Properties. Mr. Hollins is President of PBA Properties, Inc. and Mr. Blake is manager of Blake Brothers, LLC, each of which also owns 1/6th in the same property.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's financial statement for the years ended December 31, 1996, December 31, 1997, and December 31, 1998, were audited by the firm of McElroy, Quirk & Burch, independent certified public accountants, and they will continue as the Company's auditors until changed by the Board of Directors. Representatives of McElroy, Quirk & Burch will not attend the annual meeting.

                                 OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Company had not been informed of any matters to be presented by, or on behalf of, the Company or its management, for action at the meeting other than those listed in the notice of meeting and referred to herein. If any other matters come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will vote on such matters according to their best judgment.

     Stockholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it at once in the enclosed envelope.


                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/ Charles D. Viccellio
                                _____________________________________
                                Charles D. Viccellio
                                Vice-President and Secretary


Lake Charles, Louisiana
March 18, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                     PROXY

     The undersigned hereby constitutes and appoints WILLIAM D. BLAKE and CHARLES D. VICCELLIO, or either of them acting in the absence of the other with power of substitution, the proxies of the undersigned to attend the annual meeting of shareholders of Calcasieu Real Estate & Oil Co., Inc. on April 22, 1999, and any adjournment thereof, and to vote the shares of said corporation standing in the name of the undersigned.

1.  TO SET THE NUMBER OF DIRECTORS AT NINE.

     (  )  FOR    (  )  AGAINST    (  )  ABSTAIN

2.  TO ELECT DIRECTORS.

FOR ALL NOMINEES LISTED BELOW  (   )       WITHHOLD AUTHORITY (   )
(EXCEPT AS MARKED TO THE CONTRARY BELOW)   TO VOTE FOR ALL NOMINEES LISTED BELOW



INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

3.  HENRY C. ALEXANDER     LAURA A. LEACH
    WILLIAM D. BLAKE       FRANK O. PRUITT
    TROY A. FREUND         B. JAMES REAVES, III
    ARTHUR HOLLINS, III    MARY W. SAVOY
    CHARLES D. VICCELLIO

4. IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     This proxy will be voted as specified. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN.



DATE:  ________________      SIGNATURE: _________________________________

          Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.